EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Valassis Communications, Inc. (the “Company”), does hereby certify, to the best of his knowledge and belief that:

(1) The Annual Report on Form 10-K for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or (15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 24, 2003	/s/ ROBERT L. RECCHIA
Robert L. Recchia Chief Financial Officer